                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ David W.C. Putnam
-------------------------------------
David W.C. Putnam, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ J. Michael Earley
-------------------------------------
J. Michael Earley, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and Todd Modic, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ James M. Hennessy
-------------------------------------
James M. Hennessy
      President and Chief Executive Officer
         ING Investors Trust and ING Partners, Inc.
      President, Chief Executive Officer and Chief Operating Officer
         ING Equity Trust, ING Funds Trust, ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                                POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ Jock Patton
-------------------------------------
Jock Patton, Chairman, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                               1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                      33-23512                811-5629
ING Partners, Inc.                       333-32575               811-08319
ING Equity Trust                         333-56881               811-8817
ING Funds Trust                          333-59745               811-8895
ING Global Equity Dividend and Premium   333-114333              811-21553
Opportunity Fund
ING Investment Funds, Inc.               002-34552               811-1939
ING Mayflower Trust                      33-67852                811-7978
ING Mutual Funds                         33-56094                811-7428
ING Variable Insurance Trust             333-83071               811-9477
ING Variable Products Trust              33-73140                811-8220
ING VP Emerging Markets Fund, Inc.       33-73520                811-8250
ING VP Natural Resources Trust           33-26116                811-5710
USLICO Series Fund                       33-20957                811-05451
ING Prime Rate Trust                     333-68239 (5 mil)       811-5410
                                         333-61831 (25 mil)      811-5410
ING Senior Income Fund                   333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ John G. Turner
-----------------------------------------
John G. Turner, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                               1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                      33-23512                811-5629
ING Partners, Inc.                       333-32575               811-08319
ING Equity Trust                         333-56881               811-8817
ING Funds Trust                          333-59745               811-8895
ING Global Equity Dividend and Premium   333-114333              811-21553
Opportunity Fund
ING Investment Funds, Inc.               002-34552               811-1939
ING Mayflower Trust                      33-67852                811-7978
ING Mutual Funds                         33-56094                811-7428
ING Variable Insurance Trust             333-83071               811-9477
ING Variable Products Trust              33-73140                811-8220
ING VP Emerging Markets Fund, Inc.       33-73520                811-8250
ING VP Natural Resources Trust           33-26116                811-5710
USLICO Series Fund                       33-20957                811-05451
ING Prime Rate Trust                     333-68239 (5 mil)       811-5410
                                         333-61831 (25 mil)      811-5410
ING Senior Income Fund                   333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ Todd Modic
-----------------------------------------
Todd Modic
Senior Vice President, Chief/Principal
Financial Officer and Assistant Secretary

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                               1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                      33-23512                811-5629
ING Partners, Inc.                       333-32575               811-08319
ING Equity Trust                         333-56881               811-8817
ING Funds Trust                          333-59745               811-8895
ING Global Equity Dividend and Premium   333-114333              811-21553
Opportunity Fund
ING Investment Funds, Inc.               002-34552               811-1939
ING Mayflower Trust                      33-67852                811-7978
ING Mutual Funds                         33-56094                811-7428
ING Variable Insurance Trust             333-83071               811-9477
ING Variable Products Trust              33-73140                811-8220
ING VP Emerging Markets Fund, Inc.       33-73520                811-8250
ING VP Natural Resources Trust           33-26116                811-5710
USLICO Series Fund                       33-20957                811-05451
ING Prime Rate Trust                     333-68239 (5 mil)       811-5410
                                         333-61831 (25 mil)      811-5410
ING Senior Income Fund                   333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ R. Barbara Gitenstein
-----------------------------------------
R. Barbara Gitenstein, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                               1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                      33-23512                811-5629
ING Partners, Inc.                       333-32575               811-08319
ING Equity Trust                         333-56881               811-8817
ING Funds Trust                          333-59745               811-8895
ING Global Equity Dividend and Premium   333-114333              811-21553
Opportunity Fund
ING Investment Funds, Inc.               002-34552               811-1939
ING Mayflower Trust                      33-67852                811-7978
ING Mutual Funds                         33-56094                811-7428
ING Variable Insurance Trust             333-83071               811-9477
ING Variable Products Trust              33-73140                811-8220
ING VP Emerging Markets Fund, Inc.       33-73520                811-8250
ING VP Natural Resources Trust           33-26116                811-5710
USLICO Series Fund                       33-20957                811-05451
ING Prime Rate Trust                     333-68239 (5 mil)       811-5410
                                         333-61831 (25 mil)      811-5410
ING Senior Income Fund                   333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ Roger B. Vincent
-----------------------------------------
Roger B. Vincent, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ Walter H. May
-------------------------------------
Walter H. May, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ John V. Boyer
-------------------------------------
John V. Boyer, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                                                1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                                       33-23512                811-5629
ING Partners, Inc.                                        333-32575               811-08319
ING Equity Trust                                          333-56881               811-8817
ING Funds Trust                                           333-59745               811-8895
ING Global Equity Dividend and Premium Opportunity Fund   333-114333              811-21553
ING Investment Funds, Inc.                                002-34552               811-1939
ING Mayflower Trust                                       33-67852                811-7978
ING Mutual Funds                                          33-56094                811-7428
ING Variable Insurance Trust                              333-83071               811-9477
ING Variable Products Trust                               33-73140                811-8220
ING VP Emerging Markets Fund, Inc.                        33-73520                811-8250
ING VP Natural Resources Trust                            33-26116                811-5710
USLICO Series Fund                                        33-20957                811-05451
ING Prime Rate Trust                                      333-68239 (5 mil)       811-5410
                                                          333-61831 (25 mil)      811-5410
ING Senior Income Fund                                    333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 29, 2005.


/s/ Patrick W. Kenny
-------------------------------------
Patrick W. Kenny, Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                811-5629
ING Partners, Inc.                   333-32575               811-08319
ING Equity Trust                     333-56881               811-8817
ING Funds Trust                      333-59745               811-08895
ING Investment Funds, Inc.           002-34552               811-1939
ING Mayflower Trust                  33-67852                811-7978
ING Mutual Funds                     33-56094                811-7428
ING Variable Insurance Trust         333-83071               811-9477
ING Variable Products Trust          33-73140                811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                811-8250
ING VP Natural Resources Trust       33-26116                811-5710
USLICO Series Fund                   33-20957                811-05451
ING Prime Rate Trust                 333-68239 (5 mil)       811-5410
                                     333-61831 (25 mil)      811-5410
ING Senior Income Fund               333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 19, 2006.


/s/ Sheryl K. Pressler
-------------------------------------
Sheryl K. Pressler,  Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                           1933 ACT SEC FILING #   1940 ACT SEC FILING #
ING Investors Trust                  33-23512                811-5629
ING Partners, Inc.                   333-32575               811-08319
ING Equity Trust                     333-56881               811-8817
ING Funds Trust                      333-59745               811-08895
ING Investment Funds, Inc.           002-34552               811-1939
ING Mayflower Trust                  33-67852                811-7978
ING Mutual Funds                     33-56094                811-7428
ING Variable Insurance Trust         333-83071               811-9477
ING Variable Products Trust          33-73140                811-8220
ING VP Emerging Markets Fund, Inc.   33-73520                811-8250
ING VP Natural Resources Trust       33-26116                811-5710
USLICO Series Fund                   33-20957                811-05451
ING Prime Rate Trust                 333-68239 (5 mil)       811-5410
                                     333-61831 (25 mil)      811-5410
ING Senior Income Fund               333-54910               811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 19, 2006.


/s/ Patricia W. Chadwick
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Patricia W. Chadwick, Director/Trustee